Exhibit 10.1

POI ACQUISITION, L.L.C.
QUADRANGLE MASTER FUNDING LTD

May 24, 2004

Protection One Alarm Monitoring, Inc.
Protection One, Inc.
Network Multi-Family Security Corporation
c/o Protection One Alarm Monitoring, Inc.
818 South Kansas Avenue
Topeka, Kansas 66612

Ladies and Gentlemen:

We refer to the:  (a) Credit Facility Standstill Agreement, dated as of February 17, 2004 (the “Agreement”), among Protection One Alarm Monitoring, Inc. (“POAM”), Protection One, Inc., (“POI”), Network Multi-Family Security Corporation (“Network”) and POI Acquisition, L.L.C. (“POI Acquisition”); (b) letter from Quadrangle Master Funding Ltd (“Quadrangle”) to POAM, dated February 27, 2004:  (i) advising POAM of Quadrangle’s assumption from POI Acquisition of one-third of the obligations under the Credit Facility; and (ii) confirming Quadrangle’s agreement to be bound by the obligations of POI Acquisition set forth in the Agreement; and (c) letter from POI Acquisition and Quadrangle to POAM, POI and Network, dated May 17, 2004, amending the term of the Agreement (except as otherwise provided therein).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Pursuant to section 3 of the Agreement, the Agreement shall terminate and be of no further force and effect on the Debt Specified Date (which currently, under clause (i), is May 24, 2004).  By this letter and at your request, we hereby agree to amend the definition of the Outside Date to mean 11:59 p.m. prevailing Eastern time on the date that is 104 days after the Effective Time (the “Amendment”); provided, however, that this Amendment shall not apply to section 5 of the Agreement.  Except as otherwise provided herein, the Agreement shall remain in full force and effect subject to the terms and provisions thereof.

This letter may be executed in counterparts.  Please confirm your agreement with the foregoing by signing and returning to the undersigned the duplicate copy of this letter enclosed herewith.

Very truly yours,

POI ACQUISITION, L.L.C.

By:	/s/ David A. Tanner
Name:	David A. Tanner
Title:

QUADRANGLE MASTER
FUNDING LTD

By:	/s/ Michael Weinstock
Name:	Michael Weinstock
Title:	Member

Agreed as of the date first written above:

PROTECTION ONE ALARM
MONITORING, INC.

By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and Chief
Financial Officer

PROTECTION ONE, INC.

By:	/s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and Chief
Financial Officer

NETWORK MULTI-FAMILY
SECURITY CORPORATION

By:	/s/ Steve Williams
Name: Steve Williams
Title: President